Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25BL

SIXTY-NINTH AMENDMENT

TO THE

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This SIXTY-NINTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”). The effective date of this Amendment is the date last signed below (the "Effective Date").  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement (CSG document No. 2298875) dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

Now, therefore, CSG and Customer agree to the following as of the Effective Date:

1.   Customer desires to use and CSG agrees to provide Customer with an additional *********** (**) Web Enabled Advanced Customer Service Representative® (Web Enabled ACSR®) licenses pursuant to the terms and conditions of the Agreement at no cost to Customer during the Term of the Agreement.  As a result, the number of Customer’s Web Enabled ACSR® licenses shall increase such that the total of Customer’s Web Enabled ACSR® licenses is *** ******** ****** (*****).

IN WITNESS WHEREOF the Parties hereto have caused this Amendment to be executed by their duly authorized representatives.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Peter E. Kalan
Name: Mike Ciszek	Name: Peter E. Kalan
Title: VP, Billing & Collections	Title: President & CEO
Date: 3/17/15	Date: 3/18/15